                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------
         Date of Report (Date of Earliest Event Reported): June 22, 2000

                          e.spire Communications, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

State of Delaware                       0-25314                 52-1947746
-----------------                       -------                 ----------
(State or other jurisdiction of         (Commission             (I.R.S. Employer
incorporation or organization)          File No.)               Identification No.)

12975 Worldgate Drive
Herndon, Virginia 20701
-----------------------
(Address of Principal Executive                                    (Zip Code)
Offices)

(703) 639-6000
--------------
(Registrant's telephone number,
including area code)

Item 5. Other Events

On June 26, 2000, e.spire issued a press release announcing that its Interim Chief Financial Officer, Bradley E. Sparks accepted the position on a permanent basis. And the appointment of Donald W. Bush as its Treasurer.

Item 7.       Financial Statements and Exhibits.

(c)    Exhibits

Exhibit Number                                                  Reference
--------------                                                  ---------
(99)     Additional Exhibits

         Press Release dated June 26, 2000                      Exhibit 99.1
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                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         e.spire Communications, Inc.
                                         By:

Date: June 28, 2000                      /s/ JULIETTE PRYOR
                                         ---------------------------------------
                                         Juliette Pryor, Senior Vice President,
                                         General Counsel and Secretary